UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21765

Macquarie Global Infrastructure Total Return Fund Inc.
(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY			10019
(Address of principal executive offices)			(Zip code)

JoEllen L. Legg ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2008 - May 31, 2009

Item 1.  Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND
SEMI-ANNUAL REPORT 2009

MACQUARIE

CAUTION REGARDING FORWARD-LOOKING STATEMENTS AND PAST PERFORMANCE

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of Macquarie Capital Investment Management LLC and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s prospectus.

Investments in the Macquarie Global Infrastructure Total Return Fund (MGU) are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of capital from the Fund or any particular rate of return.

Shareholder Letter

MAY 31, 2009 (unaudited)

Introduction

We are pleased to present this semi-annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the six months ended May 31, 2009 (“Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

The NAV total return for the Fund and certain indices for the Period are summarized in the table below. Although the Fund is not managed toward any benchmark, we believe the following indices offer a helpful frame of reference.

For the Six-Month Period	Total
Ended May 31, 2009(1)	Returns(2)
Macquarie Global Infrastructure
Total Return Fund – NAV	11.6%
Macquarie Global Infrastructure
Total Return Fund – Market Price	25.1%
Macquarie Global Infrastructure
Index (3) (“MGII”)	1.7%
MSCI Gross World USD
Total Return (4)	10.7%

There were a number of drivers of the Fund’s positive return during the Period:

•                  From the start of the Period until the global equity markets’ nadir in early March 2009, the Fund was helped by its increased exposure to “regulated/contracted” sectors (e.g. Pipelines, Water, and Electricity & Gas Distribution) that are generally less exposed to prevailing economic conditions than other segments of the infrastructure space. This temporary defensive tilt, which we initiated largely in the second half of 2008, was funded by a reduction in “user demand” transportation infrastructure sectors (e.g. Airports, Railroads, Seaports and Tollroads) that may be more exposed to the economic downturn.

•                  We began to progressively unwind this defensive tilt starting at the end of 2008 through selective investments in user demand stocks that ranked very attractively in our infrastructure investment universe and that we believed had more than fully priced in the economic downturn. As a result, MGU was well positioned to participate in the market rally that started in early March and was led among listed infrastructure securities in large part by the oversold user demand stocks.

•                  Throughout the Period, the Fund benefited from the consistent positive contribution of its largest sector exposure, Pipelines, mainly through holdings in U.S.-domiciled Master Limited Partnerships (MLPs).

•                  The fall of the U.S. Dollar against several major currencies had a positive impact on performance because the Fund is not currency hedged and has a large majority of its investments outside the U.S.

•                  The Fund’s leverage positively affected MGU’s performance as the cost of leverage was

Unless otherwise indicated, all references to currency are to USD.

(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.
(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.
(3)

The Macquarie Global Infrastructure Index consists of approximately 231 infrastructure/utilities stocks in the FTSE Global All-Cap Index, and has a combined market capitalization of approximately $1.6 trillion as of May 31, 2009.

(4)	The MSCI World is a stock market index of 1500 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

more than offset by the positive returns of the Fund’s portfolio.

Let’s look at these reasons in further detail.

December through February: Defensively Positioned for the Economic Aftershocks

As the global economic outlook rapidly weakened in the latter half of 2008, we temporarily tilted the Fund away from user demand assets and towards the more regulated/contracted sectors because companies in these sectors have assets with lower sensitivity to the economic cycle. Despite this tilt, MGU’s performance was negative through early March in part because listed infrastructure securities generally were unable to decouple from the sell-off in the broad equity markets resulting from the severe credit market dislocation and sharp economic slowdown. Generally, however, the Fund’s regulated/contracted holdings were among the Fund’s better performing positions relative to the other Fund holdings during this three-month period.

The Electric Utilities sector (which is largely comprised of relatively competitive integrated utilities) benefited during this time from the sector’s perceived “safe haven” status among broad equity market investors. In our view, the fundamentals for the sector were more broadly turning downward as many of the integrated utilities that dominate the sector are exposed to both competitive electricity prices that are correlated to lower oil and gas prices, and lower demand due to the economic downturn. So while many integrated electric utilities are perceived as “safe havens,” we believe they may be particularly vulnerable to any negative news, as well as to the sector rotation into the more cyclical and economically sensitive names that began in March. The Fund has always been very underweight these relatively competitive utilities, which form a large part of the Macquarie Global Infrastructure Index (“MGII”), because they tend not to have the stable and predictable cash flows that we seek in our infrastructure investments. The Fund did benefit to some degree from the flight to this traditionally liquid, defensive infrastructure sector through its holdings of regulated utilities (and other regulated businesses).

March through May: Participation in the Market Spring Awakening

A number of factors contributed to the change in market sentiment and strong rally in global equity markets that began in March. This included executives of several global financial firms expressing cautious optimism, governments widening measures designed to ease the financial and economic situation, and some less negative economic data being released, as well as what we believe to have been the injection into the markets of some of the large investor cash balances that were sitting on the sidelines during the prior months, together with some short covering. The rally was initially viewed as a “beta recovery” as it was largely led by the more cyclical sectors of the equity market that had sold off the most in recent months (most notably financials) and some of the lower quality, higher risk stocks. Within the infrastructure space, the rally was led by the user demand stocks.

The share prices of infrastructure companies that own and/or operate user demand assets were negatively affected in 2008 initially by the sharply higher price of oil. Heading into the start of the Period and through early March, these stocks remained under pressure as investors expected lower usage levels and thus lower profitability as a result of the sharp deterioration in the global and local economies. The market focused on the mostly weaker tollroad, air traffic and seaport volume data during the Period, which overshadowed the benefit of the sharply lower oil price following its July 2008 peak.

While there has been some reduction in the usage of user demand assets, it is important to keep this in context relative to most of the other sectors in global equity markets. We believe, for example, that infrastructure remains far less cyclical than many other sectors such as materials or retail. We believed that, around their lows, the prices of some of these stocks assumed a more severe downturn with only a very weak recovery forecast, and thus many of these stocks appeared to us to be oversold by the end of 2008. Subsequently, we began to increase exposure to user demand stocks, particularly to tollroad stocks where there is better earnings visibility.

As an example of our investment process, Atlantia SpA is a user demand stock that was new to the Fund and in which we initiated and built a position during the Period. Atlantia controls approximately 60% of Italy’s tollroad network – over 3,500 kilometers of roads and 4 million users per day. The company has a dividend yield of approximately 5%, based on what we believe to be a sustainable cash flow payout ratio. During the Period, a new concession was agreed upon with the Italian government, which means that a capital expenditure program of up to EUR 15 billion of opportunities can now proceed. We believe that Atlantia has a conservative capital structure, with a debt to EBITDA ratio of only five times. The operational performance of Atlantia’s tollroad assets has been resilient. In the company’s 2008 fiscal year, traffic volume was only marginally lower, while revenue and EBITDA were up.

Source: Bloomberg L.P.

Example shown for illustrative purposes only.

Despite all this, the share price had declined (as illustrated) through the start of 2009 for the same reasons discussed earlier that affected nearly all user demand stocks. We began to build a position in Atlantia at the end of December. By the Period’s end, the stock was the Fund’s third largest position.

Pipelines: Delivering Consistently in Uncertain Times

U.S.-listed Master Limited Partnerships (“MLPs”) that own pipeline and associated energy infrastructure assets are the Fund’s largest investment in the Pipelines sector. Most of the Fund’s U.S. pipeline holdings outperformed both the broader infrastructure sector and the Pipelines sector over the Period, after a sharp sell-off prior to the start of the Period due to liquidity related selling in the sector.

We believe that the Pipelines sector’s investment fundamentals remain sound. They are typically conservatively managed and generate very predictable cash flows. Company announcements throughout the Period continued to reflect sound operational performance and a favorable outlook. We continue to believe that the pipeline stocks within the Fund have limited exposure to volume and commodity price risk and offer relatively predictable earnings, sound balance sheets, defensive cash flows, attractive yields and good growth prospects.

Currency: The Dollar’s Loss Was the Fund’s Gain

As the Fund is not hedged for currency, an overlaying contributor to the Fund’s positive return was the decline of the U.S. Dollar for the Period. Currencies do have the potential for short-term volatility, and the Fund was adversely affected in prior periods by the strength of the U.S. Dollar. However, we believe that investors in a global equity portfolio may benefit over time from the diversification to their overall portfolio provided by foreign currency exposure.

Against the U.S. Dollar over the Period, the Australian Dollar appreciated by 22%, the Canadian Dollar by 14%, the Euro by 16% and the British Pound by 5%(5). These four currencies represented approximately 56% of the globally diversified portfolio’s security positions at the Period’s end.

Leverage

The Fund’s leverage positively affected MGU’s NAV performance for the Period as the cost of leverage was more than offset by the positive returns of the Fund’s portfolio. Looking forward, we have balanced the cost of leverage against the longer term potential for enhanced yield and capital returns from what we believe are currently undervalued quality listed infrastructure securities.

(5) Source: Bloomberg L.P.

During the Period, MGU’s leverage was reduced by a net total of $12 million to $78 million. The Fund also reduced the maximum commitment under the commercial paper conduit (“CP Conduit”) to $100 million from $150 million to reduce the commitment fees on the unused line of credit. The Fund’s leverage was 22.6% at the Period’s end, which is well within the limit outlined in the Fund’s prospectus and is slightly lower than recent historical levels.

Performance Relative to the MGII

The Fund, which is not managed towards any benchmark, outperformed the MGII due to (1) the underweight position in Electric Utilities (which represent approximately 60% of the MGII), and (2) stock selection and overweight positions relative to the MGII in Pipelines, Tollroads, and Airports due to the focus of the Fund on these assets. The Fund’s leverage also contributed to the outperformance.

The MGII has a very high weighting to relatively competitive utilities (as discussed earlier) and power generation businesses. As outlined in the Fund’s prospectus, MGU generally seeks a lower exposure to such businesses.

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 45 global infrastructure stocks representing 16 countries and 10 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of May 31, 2009.

			Infrastructure
Rank	Stock	Country	Sector (6)	%(7)
1	Red Eléctrica de España	Spain	Electricity Transmission	4.5
2	Enagas	Spain	Pipelines	3.9
3	Atlantia SpA	Italy	Toll Roads /Transportation	3.9
4	Magellan Midstream Partners LP	United States	Pipelines	3.8
5	Severn Trent Plc	United Kingdom	Water	3.6
6	Aéroports de Paris	France	Airports	3.6
7	Enterprise Products Partners LP	United States	Pipelines	3.5
8	Energy Transfer Partners LP	United States	Pipelines	3.5
9	Spark Infrastructure Group	Australia	Electricity & Gas Distribution	3.4
10	Hamburger Hafen und Logistik AG	Germany	Toll Roads /Transportation	3.2

(6)          Industry segments are based on the Manager’s own evaluation of issuers and industries may group multiple sectors together, and do not necessarily track any standard industry or segment classification.

(7)          Based on Total Assets as defined in the Prospectus.

The tables below show the structure of the portfolio by country and sector.

	% of Fund on	% of Fund on	% Point Change
Country	May 31, 2009(7)	November 30, 2008(7)	over Period
United States	23.5	24.0	(0.5)
Spain	11.9	10.1	1.8
Australia	8.2	8.4	(0.2)
United Kingdom	8.1	8.0	0.1
Germany	7.8	5.5	2.3
Italy	7.2	5.7	1.5
Canada	6.6	6.3	0.3
France	6.2	5.8	0.4
China	5.4	4.3	1.1
Japan	5.3	5.9	(0.6)
Brazil	3.1	3.6	(0.5)
New Zealand	1.8	1.7	0.1
Switzerland	1.8	2.5	(0.7)
Mexico	1.3	1.7	(0.4)
Thailand	0.8	1.2	(0.4)
United Arab Emirates(8)	—	0.6	(0.6)
Other Net Assets	1.0	4.7	(3.7)

	% of Fund on	% of Fund on	% Point Change
Infrastructure Sector(9)	May 31, 2009(7)	November 30, 2008(7)	over Period
Pipelines	26.0	32.0	(6.0)
Toll Roads / Transportation	19.8	12.4	7.4
Airports	11.4	9.6	1.8
Electric Utility	11.3	9.4	1.9
Water	8.1	8.0	0.1
Electricity & Gas Distribution	7.6	10.8	(3.2)
Electricity Transmission	7.3	6.5	0.8
Electricity Generation	5.5	4.5	1.0
Diversified	1.0	2.1	(1.1)
Other	1.0	—	1.0
Other Net Assets	1.0	4.7	(3.7)

(7) Based on Total Assets as defined in the Prospectus.

(8) Investments represent less than 0.1% of the Fund’s Total Assets.

(9) Industry segments are based on the Manager’s own evaluation of issuers and industries may group multiple sectors together, and do not necessarily track any standard industry or segment classification.

During the Period, to unwind the defensive tilt discussed earlier, we decreased the Fund’s weightings in the Pipelines and Electricity & Gas Distribution, reduced our cash holdings, and increased the weightings in Toll Roads / Transportation and Airports.

Distributions

During the Period, the Fund paid two regularly scheduled quarterly distributions totaling $0.41 per share.

The Fund’s Board of Directors (“Board”) decided it was prudent to reduce the Fund’s quarterly distribution during the Period from prior periods to better match the operational cash flow income generated by the Fund’s holdings, which declined due to the downturn in the global equity markets through March 2009. On December 2, 2008, the Board approved a regular quarterly distribution of $0.25 per share for the period ending December 31, 2008. On March 10, 2009, the Board approved a regular quarterly distribution of $0.16 per share for the period ending March 31, 2009.

The decreases have allowed the Fund to potentially benefit from the long-term valuation opportunities in global infrastructure securities that we believe were created in the equity market dislocation.

Based on the Fund’s NAV of $15.41 and closing market price of $12.29 on May 31, 2009, the most recent $0.16 per share distribution represents an annualized distribution rate of 4.2% on NAV and 5.2% on market price, respectively.

Outlook

We believe that economic conditions will remain difficult for some time, with signs of “green shoots” tempered by more downbeat economic indicators. Investors will likely remain cautious about company earnings in a weaker economic (and thus lower demand) environment. In such an environment, we expect that many infrastructure companies held by the Fund can nevertheless continue to deliver sound operational performance in keeping with their essential service nature and resilience to weakening economic conditions.

The Fund aims to balance attractive long-term opportunities with shorter-term drivers of return (for example, the impact on transportation infrastructure assets of the economic downturn). As governments have demonstrated a willingness to act to stabilize the financial system and increase spending to stimulate their economies, we believe the highest risk period has most likely passed.

We believe that the attractive investment characteristics of the underlying infrastructure assets in the portfolio remain in place. It remains our view that the pricing of global listed infrastructure securities should revert more closely, over time, to reflect the fundamentals of their respective underlying infrastructure assets and thus that the Fund will ultimately benefit from owning high quality listed infrastructure securities. We believe that the Fund provides investors with an attractive vehicle to access a global portfolio of such stocks and that it can play a diversifying role in a wider portfolio.

Conclusion

The Fund’s investment strategy is to invest globally in the listed securities of companies that own and/or operate infrastructure assets that we believe provide essential services, have strong strategic positions in the businesses in which they are involved, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

While we are pleased with the positive 6-month return of the Fund for the Period, we acknowledge that the last 18 months through the Period’s end have been difficult for long-time shareholders. Looking forward, we believe that MGU will provide U.S. investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Jon Fitch

Chief Investment Officer
Co-Portfolio Manager

Justin Lannen

Co-Portfolio Manager

Schedule of Investments

MAY 31, 2009 (unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 104.78%
Australia - 10.64%
SP AusNet(1)	13,186,454	$8,516,384
Spark Infrastructure Group(1)	13,716,305	11,824,627
Transurban Group(1)	2,469,792	8,050,462
		28,391,473

Brazil - 2.07%
AES Tiete SA	655,200	5,527,709

Canada - 6.94%
Enbridge, Inc.	257,250	9,118,915
TransCanada Corp.	316,950	9,400,358
		18,519,273

China - 7.04%
Cheung Kong Infrastructure Holdings, Ltd.(1)	890,004	3,304,814
China Merchants Holdings International Co., Ltd.(1)	381,309	1,187,676
Jiangsu Expressway Co., Ltd.(1)	9,364,000	6,572,707
Zhejiang Expressway Co., Ltd.(1)	9,818,609	7,704,042
		18,769,239

France - 7.98%
Aeroports de Paris(1)	169,880	12,429,200
Electricite de France(1)	100,333	5,281,525
Eutelsat Communications(1)	140,976	3,588,833
		21,299,558

Germany - 10.14%
E.ON AG(1)	246,318	8,743,216
Fraport AG Frankfurt Airport Services Worldwide(1)	176,796	7,262,468
Hamburger Hafen und Logistik AG(1)	263,123	11,032,746
		27,038,430

Italy - 9.24%
Atlantia SpA(1)	631,325	13,372,370
Snam Rete Gas SpA(1)	1,215,799	5,269,620
Terna SpA(1)	1,630,364	6,010,146
		24,652,136

See Notes to Financial Statements.

Description	Shares	Value $

Japan - 6.85%
East Japan Railway Co.(1)	139,921	$8,353,935
Electric Power Development Co., Ltd.(1)	142,000	4,049,757
Tokyo Gas Co., Ltd.(1)	1,598,473	5,883,337
		18,287,029

Mexico - 1.71%
Grupo Aeroportuario del Pacifico SA de CV - Class B	2,154,506	4,552,073

New Zealand - 2.30%
Auckland International Airport, Ltd.(1)	6,020,558	6,122,299

Spain - 15.31%
Abertis Infraestructuras SA(1)	232,531	4,396,938
Cintra Concesiones de Infraestructuras de Transporte SA(1)	1,136,823	7,449,713
Enagas SA(1)	727,255	13,486,953
Red Electrica de Espana SA(1)	330,572	15,521,406
		40,855,010

Switzerland - 2.33%
Flughafen Zuerich AG(1)	26,583	6,224,174

Thailand - 1.04%
Airports of Thailand Pcl(1)	4,308,722	2,777,663

United Arab Emirates - 0.02%
DP World, Ltd.(1)	111,410	42,592

United Kingdom - 10.43%
Pennon Group Plc(1)	642,983	4,911,592
Severn Trent Plc(1)	683,750	12,453,931
United Utilities Plc(1)	1,201,582	10,463,882
		27,829,405

See Notes to Financial Statements.

Description	Shares	Value $

United States - 10.74%
Exelon Corp.	214,960	$10,320,229
ITC Holdings Corp.	86,944	3,729,028
Northeast Utilities	414,548	8,618,453
Xcel Energy, Inc.	349,700	5,997,355
		28,665,065

Total Common Stocks (Cost $351,956,757)		279,553,128

PREFERRED STOCKS - 1.93%
Brazil - 1.93%
AES Tiete SA	533,600	5,149,961

Total preferred Stocks (Cost $4,872,621)		5,149,961

CANADIAN INCOME TRUSTS - 1.56%
Canada - 1.56%
Northland Power Income Fund	477,772	4,161,769

Total Canadian Income Trusts (Cost $6,308,187)		4,161,769

MASTER LIMITED PARTNERSHIPS - 19.68%
United States - 19.68%
Enbridge Energy Partners LP - Class A	150,317	6,065,291
Energy Transfer Partners LP	284,933	12,055,515
Enterprise Products Partners LP	466,978	12,141,428
Kinder Morgan Energy Partners LP	178,671	9,137,235
Magellan Midstream Partners LP	374,788	13,098,841
		52,498,310

Total Master Limited Partnerships (Cost $59,599,439)		$52,498,310

See Notes to Financial Statements.

	7 Day
Description	Yield	Value $

SHORT TERM INVESTMENTS - 1.71%
Money Market Fund - 1.71%
Northern Institutional Government Select Portfolio(2)	0.126%	$4,566,787

Total Short Term Investments (Cost $4,566,787)		4,566,787

Total Investments - 129.66% (Cost $427,303,791)		345,929,955

Other Liabilities Less Other Assets - (0.42)%		(1,136,645)

Leverage Facility - (29.24)%(3)(4)		(78,000,000)

Total Net Assets - 100.00%		$266,793,310

See Notes to Financial Statements.

SWAP AGREEMENTS(5):

Interest Rate Swap Counterparty	Notional Amount		Fixed Rate paid by the Fund	Floating Rate Received by the Fund (6)	Floating Rate Index	Termination Date	Unrealized Depreciation	% of Net Assets
National Australia Bank	40,000,000	USD	4.865%	US 1MT LIBOR	USD LIBOR BBA 1MT	December 9, 2010	$(2,359,332)	(0.88)%

PORTFOLIO DIVERSIFICATION BY INDUSTRY SECTOR(7)(8):

Pipelines	26.0%
Toll Roads/Transportation	19.8%
Airports	11.4%
Electric Utility	11.3%
Water	8.1%
Electricity & Gas Distribution	7.6%
Electricity Transmission	7.3%
Electricity Generation	5.5%
Diversified	1.0%
Other	1.0%
Other Net Assets	1.0%
100.0%

(1)         Security is fair valued in accordance with the procedures adopted by the Fund’s Board of Directors.

(2)         Investment in other funds is calculated at their respective net asset value determined by those funds, in accordance with the Investment Company Act of 1940.

(3)         The aggregate market value of collateralized securities totals $341,363,168 as of May 31, 2009.

(4)         Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 7 Under Notes to Financial Statements)

(5)         Derivatives are not accounted for as hedging instruments under FAS 133 & FAS 161.

(6)         London-Interbank Offered Rate - British Bankers Association Fixing for U.S. Dollar. The fixing is conducted each day at 11:00 a.m. (London time). The rate is an average derived from the quotations provided by the banks determined by the British Bankers Association. The U.S. 1M LIBOR was 0.316% as of May 31, 2009.

(7)         Percentages are based upon Total Assets as defined in the Fund’s Prospectus. Please note that percentages shown on the Schedule of Investments are based on net assets.

(8)         Industry segments are based on Manager’s own evaluation of issuers and industries may group multiple sectors together, and do not necessarily track any standard industry or segment classification.

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
BA	Banker’s Acceptance.
BBA	British Banker’s Association.
LIBOR	London Interbank Offered Rate.
LP	Limited Partnership.
Ltd.	Limited.
Pcl	Public Company Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.
USD	United States Dollar.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2009 (unaudited)

(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $427,303,791)	$345,929,955
Dividends receivable	1,754,232
Tax reclaim receivable	410,335
Interest receivable	651
Receivable for investment securities sold	2,595,958
Other assets	19,030
Total Assets	350,710,161

LIABILITIES:
Payable for investment securities purchased	2,150,012
Unrealized depreciation on interest rate swap contract	2,359,332
Interest payable on interest rate swap contract	104,606
Loan payable	78,000,000
Accrued investment advisory expense	761,243
Accrued Interest on loan payable	172,273
Accrued administration expense	33,973
Accrued legal expense	42,491
Accrued directors expense	41,169
Other payables and accrued expenses	251,752
Total Liabilities	83,916,851
Net Assets	$266,793,310

COMPOSITION OF NET ASSETS:
Paid-in capital	$414,298,451
Accumulated net investment loss	(7,689,650)
Accumulated net realized loss on investments	(56,002,027)
Net unrealized depreciation on investments, swaps, and foreign currency translation	(83,813,464)
Net Assets	$266,793,310

Shares of common stock outstanding of $0.001 par value, 100,000,000 shares authorized	17,317,074
Net Asset Value Per Share	$15.41

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2009 (unaudited)

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (Net of foreign withholding tax of $661,568)	$9,914,405
Interest	60,575
Total Investment Income	9,974,980

EXPENSES:
Investment advisory	1,561,020
Interest on loan	1,353,060
Administration	199,452
Legal	108,487
Audit & Tax Services	99,495
Directors	84,802
Custody	61,381
Insurance	56,777
Printing	53,814
Transfer agent	13,899
Miscellaneous	6,716
Total Expenses	3,598,903
Net Investment Income	6,376,077

Net realized gain/loss on:
Investment securities	(33,140,865)
Interest rate swap contracts	43,581
Total return swap contract	(4,431,746)
Foreign currency transactions	(213,047)
Net change in unrealized appreciation/depreciation on:
Investment securities	56,316,719
Swap contract	1,131,622
Translation of assets and liabilities denominated in foreign currencies	51,898
Net Realized and Unrealized Gain on Investments	19,758,162
Net Increase in Net Assets From Operations	$26,134,239

See Notes to Financial Statements.

Statements of Changes in Net Assets

(Expressed in U.S. Dollars)

	For the
	Six Months Ended	For the
	May 31, 2009	year Ended
	(unaudited)	November 30, 2008
FROM OPERATIONS:
Net investment income	$6,376,077	$23,996,883
Net realized gain/loss on:
Investment securities	(33,140,865)	(46,375,241)
Interest rate swap contracts	43,581	(1,821,635)
Total return swap contract	(4,431,746)	(795,160)
Foreign currency transactions	(213,047)	(2,093,124)
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency translation	57,500,239	(240,557,808)
Net Increase/Decrease in Net Assets From Operations	26,134,239	(267,646,085)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(7,100,000)	(27,622,404)
From net realized gains on investments	—	(68,077,060)
Total Distributions	(7,100,000)	(95,699,464)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common stock issued to stockholders from reinvestment of dividends	—	6,402,623
Net Increase/Decrease in Net Assets	19,034,239	(356,942,926)

NET ASSETS:
Beginning of period	$247,759,071	$604,701,997
End of period*	$266,793,310	$247,759,071

*Includes Accumulated Net Investment Loss of:	$(7,689,650)	$(6,965,727)

See Notes to Financial Statements.

Statement of Cash Flows

FOR THE SIX MONTHS ENDED MAY 31, 2008 (unaudited)

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$26,134,239
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Decrease in restricted cash	4,314,264
Purchase of investment securities	(87,726,418)
Proceeds from disposition of investment securities	100,019,375
Net realized loss from investment securities	33,140,865
Net sale of short-term investment securities	5,183,208
Net change in unrealized appreciation/depreciation on investments	(56,316,719)
Net change in unrealized appreciation/depreciation on swap contracts	(1,131,622)
Premium amortization	1,454
Decrease in payable for investment securities purchased	(1,525,799)
Decrease in payable for termination of total return swap contract	(271,623)
Increase in receivable for investment securities sold	(2,257,379)
Increase in dividends receivable	(513,640)
Increase in dividend reclaim receivable	(239,214)
Decrease in interest receivable	65,234
Decrease in other assets	56,778
Decrease in accrued interest on loan payable	(122,304)
Decrease in accrued investment advisory expense	(243,161)
Decrease in accrued legal expense	(17,509)
Increase in accrued administration expense	1,186
Increase in accrued directors expense	4,239
Decrease in other payables and accrued expenses	(37,947)
Net Cash Provided by Operating Activities	18,517,507

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of bank borrowing	(12,000,000)
Cash distributions paid	(7,100,000)
Net Cash Used in Financing Activities	(19,100,000)

Net decrease in cash	(582,493)
Cash and foreign currency, beginning balance	$582,493
Cash and foreign currency, ending balance	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$1,475,364
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$—

See Notes to Financial Statements.

Financial Highlights

(Expressed in U.S. Dollars)

	For the Six Months
	Ended May 31, 2009
	(unaudited)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$14.31
Income/loss from investment operations:
Net investment income	0.37
Net realized and unrealized gain/loss on investments	1.14
Total from Investment Operations	1.51

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.41)
Realized gains on investments	—
Total Distributions	(0.41)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	—
Total Capital Share Transactions	—
Net asset value — end of period	$15.41
Market price — end of period	$12.29

Total Investment Return — Net Asset Value (2)	11.56%
Total Investment Return — Market Price (2)	25.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$266,793
Ratios to average net assets attributable to common shareholders:
Expenses	3.11	%(4)(5)
Expenses excluding interest expense	1.94	%(5)
Net investment income	5.51	%(5)
Portfolio turnover rate	28%

(1)	The Fund commenced operations on August 26, 2005.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performances is not a guarantee of future results.

(3)	Total investment return on net asset value reflects a sales load of $1.125 per share.
(4)

For the six months ended May 31, 2009 and the years ended November 30, 2008, 2007 and 2006, the annualized ratio to Total Assets was 2.29%, 2.33%, 2.46% and 2.66%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(5)	Annualized.

See Notes to Financial Statements.

							For the period
	For the years Ended November 30,						August 26, 2005 to
	2008		2007		2006		November 30, 2005(1)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$35.35		$28.81		$22.93		$23.88
Income/loss from investment operations:
Net investment income	1.40		1.30		1.29		0.46
Net realized and unrealized gain/loss on investments	(16.86)		7.34		6.14		(1.36)
Total from Investment Operations	(15.46)		8.64		7.43		(0.90)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.60)		(2.10)		(1.55)		—
Realized gains on investments	(3.98)		—		—		—
Total Distributions	(5.58)		(2.10)		(1.55)		—

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	—		—		—		(0.05)
Total Capital Share Transactions	—		—		—		(0.05)
Net asset value – end of period	$14.31		$35.35		$28.81		$22.93
Market price – end of period	$10.18		$31.45		$26.87		$20.69

Total Investment Return – Net Asset Value (2)	(50.69)%		31.51%		34.43%		(3.96	)%(3)
Total Investment Return – Market Price (2)	(60.57)%		25.45%		38.95%		(17.24	)%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$247,759		$604,702		$489,844		$389,952
Ratios to average net assets attributable to common shareholders:
Expenses	3.14	%(4)	3.12	%(4)	3.57	%(4)	1.34	%(5)
Expenses excluding interest expense	1.69%		1.54%		1.69%		N/A
Net investment income	5.42%		3.95%		5.15%		7.48	%(5)
Portfolio turnover rate	34%		41%		26%		3%

Notes to Financial Statements

MAY 31, 2009 (unaudited)

1. Organization and Significant Accounting policies

Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or the “Fund”) is a non-diversified, closed-end investment management company registered under the Investment Company Act of 1940 and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, 2005 except for the sale of shares to Macquarie Capital Investment Management LLC (“MCIM” or the “Manager”) (formerly named Macquarie Fund Adviser, LLC). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Board of Directors or a committee of the Board of Directors or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•	the projected cash flows for the issuer;

•	the fundamental business data relating to the issuer;

•	an evaluation of the forces that influence the market in which these securities are purchased and sold;

Notes to Financial Statements

MAY 31, 2009 (unaudited)

•	the type, size and cost of holding;

•	the financial statements of the issuer;

•	the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

•	the information as to any transactions in or offers for the holding;

•	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•	the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

•	the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4: 00 p.m., Eastern Standard Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currency translation.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Master limited partnerships, swaps, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of the Fund’s distributions.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on December 1, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Fund to analyze all open tax years, fiscal years 2005-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires the market value of the collateral to exceed payments of interest and

Notes to Financial Statements

MAY 31, 2009 (unaudited)

principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings. As of May 31, 2009, the Fund did not hold any repurchase agreements in its portfolio.

New Accounting pronouncment: In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” (“FSP 157-4”). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Fund’s financial statement disclosures, if any.

2. Income Taxes

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2008 and November 30, 2007, respectively, were as follows:

Distributions paid from:

	2008	2007
Ordinary income	$23,044,338	$35,829,518
Long Term Capital Gain	$72,655,126	—
Total	$95,699,464	$35,829,518

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States.

At November 30, 2008, the Fund had available for tax purposes unused capital loss carryover of $1,631,699, expiring November 30, 2016.

As of November 30, 2008, deferred post-October losses were as follows:

Currency	$342,222
Capital	33,278,842

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$2,627,159
Accumulated capital loss	(1,631,699)
Unrealized depreciation	(124,408,001)
Cumulative effect of other timing differences	(43,126,839)
Total	$(166,539,380)

As of May 31, 2009, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$29,986,198
Gross depreciation on investments (excess of tax cost over value)	(97,212,143)
Net unrealized depreciation	(67,225,945)
Total cost for federal income tax purposes	$413,155,900

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of foreign currency, investments in partnerships, and certain other investments. The other timing differences are due to the estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships and the deferral of post-October losses.

3. Capital Transactions

	For the Six Months	For the year Ended
	Ended May 31, 2009	November 30, 2008
Common shares outstanding – beginning of period	17,317,074	17,104,789
Common shares issued	—	212,285
Common shares outstanding – end of period	17,317,074	17,317,074

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities, for the six months ended May 31, 2009 aggregated $87,726,418 and $100,019,375, respectively.

Purchases and sales of U.S. government securities, for the six months ended May 31, 2009 was $0 and $5,112,500, respectively.

5. Investment Advisory Agreement

On July 22, 2008 the Board of Directors approved the renewal of the Investment Management Agreement with MCIM, pursuant to which MCIM serves as the Fund’s investment advisor and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million

* Common shares were issued in accordance with the Fund’s Dividend Reinvestment Plan. At the time of valuation, the Fund was trading at a premium to NAV resulting in the issuance of these shares.

Notes to Financial Statements

MAY 31, 2009 (unaudited)

up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

Brokerage Commissions: The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of the investment advisor. The commissions paid to the affiliated firm were $1,453 for the period ended May 31, 2009.

6. Derivative Instruments

Interest Rate Swap Contracts: The Fund has entered into an interest rate swap agreement with the National Australia Bank (“counterparty”), rated by Standard and Poor’s as “AA Stable”, to partially hedge its interest rate exposure on its leverage facility described in Note 7. Even though the Fund’s investment in an interest rate swap contract represents an economic hedge, it is considered to be a non-hedge transaction for the purposes of FAS 161. In this interest rate swap agreement, the Fund agrees to pay the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the leverage facility. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. The Fund’s maximum risk of loss from the counterparty is the discounted net value of the cash flows to be received from the counterparty over the contract remaining life, to the extent the amount is positive. As of May 31, 2009, the unrealized depreciation associated with the interest rate swap contract is $2.4 million and, therefore, the Fund did not possess any counterparty risk as of that date. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of interest rate swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as a change in unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

Total Return Swap Contracts:

The Manager believes total return swap contracts provide an attractive combination of both pricing and flexibility to obtain exposure to certain securities and are used for non-hedging purposes.

During the period ended May 31, 2009 the Fund held a total return swap contract with the Bank of Nova Scotia (“counterparty”).

Because the principal amount is not exchanged, it represents neither an asset nor a liability to either party, and is referred to as notional. The Fund records any periodic payments received from/paid to the counterparty, including at termination, under such contracts as realized gain/loss on the Statement of Operations. The contract was closed during the period ended May 31, 2009.

The Fund adopted the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities” effective December 1, 2008. FAS 161 is intended to improve financial reporting surrounding derivative instruments and hedging activities.

The following are the fair values of derivative instruments as of May 31, 2009:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted	Balance		Balance
for as Hedging Instruments	Sheet		Sheet
under FAS 133	Location	Fair Value	Location	Fair Value
Interest rate swap contract	Receivables, Net Assets- Unrealized appreciation	$—	Payables, Net Assets- Unrealized depreciation	$2,463,938
Total		$—		$2,463,938

The following is the effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2009:

Amount of Realized Gain/Loss on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging
Instruments under FAS 133	Swaps	Total
Interest rate swap contract	$43,581	$43,581
Total return swap contract	(4,431,746)	(4,431,746)
Total	$(4,388,165)	$(4,388,165)

Notes to Financial Statements

MAY 31, 2009 (unaudited)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging
Instruments under FAS 133	Swaps	Total
Interest rate swap contract	$(3,416,876)	$(3,416,876)
Total return swap contract	4,548,498	4,548,498
Total	$1,131,622	$1,131,622

7. Leverage

As of October 31, 2008 The Fund renegotiated its commercial paper conduit (the “CP Conduit”) arrangement for a one year term with TSL (USA) Inc. (“TSL”) as conduit lender, and National Australia Bank Limited (“NAB”) New York Branch as secondary lender. As of February 6, 2009 the Fund had reduced the CP conduit facility to a total of $100 million and had $78 million outstanding as of May 31, 2009.

The Fund has pledged all securities in its portfolio as collateral for the CP Conduit. As of May 31, 2009 the market value of the securities pledged as collateral for the CP conduit totalled to $341,363,168.

The Fund pays interest at a rate of 200 bps per annum above the cost of funds TSL is able to obtain in the commercial paper market. As of May 31, 2009 the cost of funds was 0.37% and the interest rate payable by the Fund was 2.37%. During the six months ended May 31, 2009, the average borrowing by the Fund was $82,785,714 with a average rate on the borrowings of 3.09%.

The Fund also incurs a commitment fee of 30 bps for the amount of commitment available in excess of the outstanding loan. As of May 31, 2009, the Fund had unfunded commitments available of $22 million.

From time to time, the total cost of any leverage of the Fund may exceed the Fund’s then-current income yield. The Manager believes, however, that the prudent use of leverage can, over time, assist the Fund in increasing total returns generated by the Fund, and that it may be impractical to terminate and add leverage on a frequent basis due to, among other things, transaction costs incurred in selling and purchasing underlying securities, the cost of negotiating new facilities, and the limited availability of these facilities.

8. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended May 31, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Fund’s investments carried at value:

		Other Financial
		Instruments*-
	Investments in	Unrealized
Valuation Inputs	Securities at Value	Depreciation
Level 1 - Quoted Prices	$123,640,947	$—
Level 2 - Other Significant Observable Inputs	222,289,008	(2,359,332)
Level 3 - Other Significant Unobservable Inputs	—	—
Total	$345,929,955	$(2,359,332)

* Other financial instruments include swap contracts.

Notes to Financial Statements

MAY 31, 2009 (unaudited)

For the six months ended May 31, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

9. Other

Compensation of Directors: The Independent Directors of the Fund receive a quarterly retainer of $8,750, an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out of pocket expenses may be paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: On June 10, 2009 the Board of Directors approved a regular quarterly distribution to $0.16 per common share. The distribution was paid on June 30, 2009 to shareholders of record on June 22, 2009.

Change in Portfolio Manager: Effective August 1, 2009, Andrew Maple-Brown will replace Justin Lannen as co-portfolio manager of the Fund.

Additional Information

MAY 31, 2009 (unaudited)

Dividend Reinvestment plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, BNY Mellon, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by BNY Mellon, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•                                          If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•                                          If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts,

including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, NY 10286, 20th Floor, Transfer Agent Services, 1-800-433-8191.

Board Approval of Investment Advisory Contract

On July 22, 2008, the Board of Directors of the Fund met in person to, among other things, review and consider the renewal of the Investment Management Agreement between the Fund and Macquarie Capital Investment Management LLC (“MCIM”). The Directors, including all of the non-interested Directors, considered the continuation of the Investment Management Agreement with MCIM for a one-year term. In their consideration, the Directors took into account a memorandum from MCIM titled “Information in support of renewal of Investment Advisory Agreement,” about the services rendered to the Fund by MCIM, the experience of the person serving as principal portfolio manager, the organizational structure and key personnel of MCIM’s securities business and MCIM’s audited financial statements and information relating to MCIM’s profitability. The

Directors noted that it found the materials provided by MCIM to be responsive to the Board’s request for information. The Directors also considered a memorandum titled “Directors’ Duties and Responsibilities in Connection with the Renewal of the Investment Advisory Agreement” (the “Memorandum”) describing the legal duties of the Directors under the Investment Company Act of 1940 as amended, which was reviewed with counsel for the non-interested Directors. Counsel for the non-interested Directors directed the Board’s attention to the discussion in the Memorandum to the May 2008 case from the Seventh Circuit Court of Appeals that departed from the factors in the Gartenberg case but stated that he continues to advise boards to follow the standards of the Gartenberg approach. The Directors also considered information prepared by Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for management services and expense and performance characteristics to those of other funds. In particular, the Directors considered the following:

(a)                                  The nature, extent and quality of services provided by the MCIM. The Directors reviewed the services that MCIM provides to the Fund and considered its reputation as a manager of infrastructure assets. Representatives of MCIM presented an organizational chart for the MCIM securities business. The Directors also reviewed MCIM’s financial statements, noting MCIM’s solvency. Based on this presentation, the Directors concluded that the services to be provided to the Fund by MCIM under the Investment Management Agreement were appropriate and would continue to benefit the Fund.

(b)                                 Management fee, expense ratio and investment performance of the Fund. The Directors reviewed two sets of presentations prepared by Lipper, one of which compared the Fund’s performance and expenses to other closed-end sector equity funds, as classified by Lipper, using leverage, and the other, which compared the Fund’s performance to that of investment companies MCIM considered close, but not actual, competitors. After discussing the data set forth in both presentations, the Directors concluded that the Fund’s performance was satisfactory.

The Directors also considered the data concerning the Fund’s fees and expenses as set forth in the Lipper presentations. The Directors concluded that although the Fund’s fees and expenses were at the high end of the range of fees and expenses presented, they seemed commensurate with the additional effort exerted by MCIM when carrying out the Fund’s complex investment process, and in light of the limitations of forming a comparable peer group.

(c)                                  Cost of the services to be provided and profits realized by MCIM from the relationship with the Fund. The Directors considered the pro forma income statement relating to the cost of the services provided by MCIM and the profits realized by MCIM from its relationship with the Fund. It was noted that affiliates of MCIM did not derive any direct or indirect economic benefits from MCIM’s relationship with the Fund. After reviewing the pro forma financial information, the Directors concluded that there was a reasonable basis for the allocation of costs and the determination of profitability.

(d)                                 The extent to which economies of scale are realized as the Fund grows and whether fee levels reflect such economies of scale. The Directors considered that economies of scale should be predicated on increasing assets and that because the Fund is a closed-end fund without daily inflows and outflows of capital there were not at this time significant economies of scale to be realized by MCIM in managing the Fund’s assets.

(e)                                  Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Directors compared both the services rendered and the fees paid under the Investment Management Agreement to contracts of other investment advisers with respect to other generally similar closed-end registered investment companies and concluded that such fees were reasonable for the services provided.

Conclusion: No single factor was determinative to the decision of the Directors. Based on the foregoing and such other matters as were deemed relevant, all of the Directors, including the non-interested Directors, concluded that the advisory fee and total expense ratio are reasonable in relation to the services provided by MCIM to the Fund, as well as the costs incurred and benefits gained by MCIM in providing such services. As a result, all of the Directors, including the non-interested Directors, approved the continuation of Investment Management Agreement. It was noted that the non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Shareholder Meeting

On June 26, 2009, the Fund held its Annual Meeting of Shareholders for the purpose of voting on a proposal to elect one director of the Fund. The results of the proposal are as follows:

Proposal 1: to Elect one (1) Class I Director of the Fund:

Gordon A. Baird

For	14,393,922
Witheld	788,594

Directors & Officers

MAY 31, 2009 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served
Gordon A. Baird*, 41	Director	Since – July 22, 2005 Term expires 2012.

Thomas W. Hunersen*, 51	Director	Since – July 12, 2005 Term expires 2010.

Chris LaVictoire Mahai*, 54	Director	Since – July 12, 2005 Term expires 2011

Name, Age and Address(1)	Principal Occupation(s)	Number of MCIM-Affiliate	Other Public
of Officer	During Past Five Years	Advised Funds Overseen	Directorships
Gordon A. Baird*, 41	Mr. Baird has been Chief Executive Officer, partner and member of the Board of Paramax Capital Partners (investment management firm) since 2003. He was Director of Fixed Income and Structured Finance Group, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), 2002-2003.	1	None

Thomas W. Hunersen*, 51	Mr. Hunersen manages CKW Ventures, LLC, an investment and consulting company, March 2006 to present. He was previously Head of Strategy Projects — North America, Global Wholesale Banking — Bank of Ireland, Greenwich, Connecticut, 2004. Chief Executive Officer, Slingshot Game Technology Inc., Natick Massachusetts, 2001-2003. Executive Vice President and General Manager, North American Head and Head of Energy & Utilities-Global Wholesale Banking-National Australia Bank Ltd, 1987-2001.	1	None

Chris LaVictoire Mahai*, 54	Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Biographical Information of the Interested Directors of the Fund

Name, Age and Address(1)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served
Charles Wheeler, 48 125 West 55th Street New York, NY 10019	Director	Since – June 27, 2008 Term expires 2011.

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(2)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served
Jon Fitch, 44 135 King Street, Level 23 Sydney, NSW 2000	Chief Executive Officer	Since – July 13, 2005

Richard Butt, 53 125 West 55th Street New York, NY 10019	Chief Financial Officer, Treasurer and Secretary	Since – October 19, 2006

Sally Worrall, 28 125 West 55th Street New York, NY 10019	Chief Compliance Officer	Since – April 29, 2008

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.
(2)	Each officer serves an indefinite term.
*	Member of the Audit Committee

Name, Age and Address(1)	Principal Occupation(s)	Number of MCIM-Affiliate	Other Public
of Officer	During past Five years	Advised Funds Overseen	Directorships
Charles Wheeler, 48 125 West 55 th Street New York, NY 10019	Mr. Wheeler, an Executive Director of Macquarie Group Limited, has been with Macquarie since may 1987 (Head of Macquarie Capital Products Group, Macquarie Capital (USA) Inc., September 2007 - July 2008; Executive Director of the Macquarie Capital Products Group in Australia through August 2007).	1	None

Name, Age and Address(2)
of Officer	Principal Occupation(s) During past Five years
Jon Fitch, 44 135 King Street, Level 23 Sydney, NSW 2000	CEO, Macquarie Capital Investment Management LLC, February 2004 — present. Equity Analyst, Macquarie Equities Limited, 1995-2003.

Richard Butt, 53 125 West 55th Street New York, NY 10019

Director, Macquarie Capital Investment Management LLC, September 2006 to present; President, Macquarie Capital Investment Management LLC, December 2006 to present; Director, Macquarie Capital Investment Management (Australia) Limited, November 2006 to February, 2008; President Refco Fund Holdings, LLC, November 2003 to August 2006; President, Refco Alternative Investments, LLC, November 2003 to August 2006; President, Refco Commodity Management, Inc., September 2005 to August 2006.

Sally Worrall, 28 125 West 55th Street New York, NY 10019

CCO, Macquarie Capital Investment Management LLC, September 2008 - present; CCO, Macquarie Global Infrastructure Total Return Fund Inc., April 2008 to present; Compliance Executive, Macquarie Capital Investment Management LLC, January 2007 to September 2008; Previously acted as Compliance Associate, Macquarie Group Limited’s Funds Management Group.

INTENTIONALLY LEFT BLANK

INTENTIONALLY LEFT BLANK

1-800-910-1434

Macquarie Global Infrastructure Total Return Fund Inc. 125 West 55th Street New York, NY 10019

MGU-Questions@macquarie.com

www.macquarie.com/mgu

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.  Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the Registrant’s policies and procedures:

MGU Proxy Voting Procedures

MCIM is the adviser of MGU and is responsible for voting proxies on its behalf.  MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU.  For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

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b) MCIM has engaged the services of RiskMetrics to make recommendations to MCIM with respect to voting proxies related to securities held by MGU.  RiskMetrics’ recommendations will be based on RiskMetrics’ pre-established voting guidelines.

c) MCIM will review each RiskMetrics recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with a RiskMetrics recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with RiskMetrics’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the RiskMetrics recommendation to ensure that such conflict is avoided.  Should MCIM determine that a vote according to RiskMetrics’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so.  In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

As of August 1, 2009, Mr. Andrew Maple-Brown replaced Mr. Justin Lannen on the Registrant’s investment team.  Mr. Maple-Brown’s information is disclosed below.  Mr. Jon Fitch continues to serve as Portfolio Manager of the Registrant.

Name	Title	Length of Service	Business Experience During the Past 5 Years
Andrew Maple-Brown	Co-Portfolio Manager	Since August 2009

Mr. Maple-Brown joined Macquarie Group in 2001 in the Debt Markets division where his focus was on infrastructure transactions. He joined Macquarie Funds Group’s Infrastructure Securities investment team in 2007 as a Portfolio Manager.

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Other Accounts Managed

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Material Conflicts if Any
Andrew Maple-Brown	2:$486.6mil	2:$97.2mil	3:$94.1mil	None

Material Conflicts of Interest.  Macquarie Capital Investment Management LLC (the “Adviser”) believes that Messrs. Fitch and Maple-Brown’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts.  To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements.  All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3)       Portfolio Manager Compensation as of August 1, 2009:

Base salary.  Each of the Portfolio Managers is paid a base salary that is set on an annual basis at a level determined by the Adviser’s parent company, Macquarie Group Limited (“MGL”).  In setting the base salary for portfolio managers, MGL’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities and current employment market conditions.

Incentives.  The Portfolio Managers are also eligible to receive variable (at risk) performance pay and a long-term incentive in the form of options.  To encourage superior performance, MGL has a formula driven profit share scheme for staff.  The size of the profit sharing pool is determined annually by reference to MGL’s after tax profits and its earnings over and above the estimated cost of capital.  The profit sharing pool is allocated to business areas based on various factors, particularly relative contribution to profits taking into account capital usage.  Allocations are then made to individuals within the business areas based on their performance and contribution over the year.  Individual allocations are primarily linked to outcomes actually achieved in the current year that contribute directly to net profit after tax and return on ordinary equity, the drivers that determine the total profit sharing pool and returns to shareholders.

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Accordingly, each Portfolio Manager’s share of the profit share pool, which typically forms a substantial part of his respective annual cash compensation, is based on his individual performance (the assessment of which will include the Registrant’s assets under management and the revenues generated by the Registrant).

The Portfolio Managers are also eligible to receive options.  The majority of options are allocated to individual executives in broadly the same manner as annual cash incentives (i.e., allocated on the basis of current year performance).

MGL and the Adviser believe that these incentives align the interests of the Portfolio Managers and the portfolios they manage.

(a)(4)       Dollar Range of Securities Owned as of August 1, 2009:

Portfolio Manager	Dollar Range of Equity Securities in Registrant(1)
Andrew Maple-Brown	None

(1)”Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws.  With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting.  Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Item 11.  Controls and Procedures.

(a)           The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have

5

concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)      Not applicable to this report.

(a)(2)      The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)      Not applicable.

(b)           The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	August 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	August 7, 2009

By:	/s/ Richard Butt
Richard Butt
Chief Financial Officer (Principal Financial Officer)

Date:	August 7, 2009

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